EXHIBIT 32.1


                CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of NuTech Digital, Inc. (the "Company") on Form 10-QSB for the quarter ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 16, 2004               By: /s/ Lee Kasper
                                         ------------------------------------
                                         Lee Kasper
                                         President and Chief Financial Officer
                                         (chief executive officer)
                                         (chief financial officer)